UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

FOR

CIG WIRELESS CORP. and SUBSIDIARIES,

SOUTHERN TOWER ANTENNA RENTAL (STAR 28 TOWERS), and

LIBERTY TOWERS, LLC

On August 2, 2013, CIG Wireless Corp. (the “Company”) acquired twenty eight (28) communication towers from Southern Tower Antenna Rental, LLC (“STAR”) pursuant to an asset purchase agreement (“APA) entered into on May 17, 2013. The purchase price was $12.6 million which was adjusted to $12.5 million as a result of certain expense and income adjustments in accordance with the APA. The acquisition included an assignment of all underlying ground leases and tenant leases associated with the towers. The assets acquired consist of the towers, the underlying ground leases and tenant leases. The Company did not assume any liabilities that occurred prior to the acquisition date.

On August 2, 2013, CIG Wireless Corp. (the “Company”) acquired 38 fully constructed communications towers and 252 works-in-progress sites from Liberty Towers, LLC (“Liberty”) pursuant to an asset purchase agreement (“APA) entered into on May 3, 2013. The purchase price consists of $25.0 million paid in cash and 8,715,000 shares of the Company’s common stock. The Company assumed post-closing obligations under contractual agreements pertaining to the assets acquired, including leases, license agreements and permits.

The following unaudited combined pro forma balance sheet as of June 30, 2013 for the Company, the STAR acquisition and the Liberty acquisition as of June 30, 2013 and the unaudited pro forma combined statements of operations for the six months ended June 30, 2013 and the year ended December 31, 2012 are based on available financial information. The pro forma adjustments related to the STAR acquisition are based on the statements of assets acquired and liabilities assumed calculated on the basis of preliminary purchase price allocation. The unaudited pro forma statements of operations for the year ended December 31, 2012 and the six months ended June 30, 2013 are derived from the statements of revenues and direct expenses for those periods. For the Liberty acquisition, the unaudited combined pro forma balance sheet as of June 30, 2013 and the unaudited pro forma statements of operations for the six months ended June 30, 2013 and the year ended December 31, 2012 are based on Liberty’s historical financial statements. The unaudited pro forma balance sheet as of June 30, 2013 for the Company, STAR and Liberty gives effect to the acquisitions as if they had occurred on June 30, 2013 and include all adjustments that give effect to events that are directly attributable to the acquisitions. The unaudited combined statements of operations for the six months ended June 30, 2013 and the year ended December 31, 2012 give effect to the acquisitions as if they had occurred on January 1, 2011 and include all adjustments that five effect to events that are directly attributable to the acquisitions and are expect to have a continuing impact.

The unaudited pro forma condensed combined financial statements reflect certain adjustments that are directly attributable to the acquisitions and factually supportable and are based on management’s estimates of the fair values of tangible and intangible assets acquired. The Company may make additional adjustments to the fair values, and these valuations could change significantly in the future from those used to determine certain adjustments in the pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements are presented for informational purposes only and are not intended to represent or to be indicative of the results of operations and financial position that the Company would have reported had the acquisitions been completed as of the date set forth in the unaudited pro forma condensed combined financial statements.

These unaudited pro forma condensed combined financial statements should be read in conjunction with:

-	CIG Wireless Corp’s historical consolidated financial statements and notes thereto contained in its Annual Report on Form 10-K for the transition period ended December 31, 2012;
-	CIG Wireless Corp’s Quarterly Report on Form 10-Q for the six months ended June 30, 2013; and
-	CIG Wireless Corp’s Current Report on Amended Form 8-K filed with the Securities and Exchange Commission on August 7, 2013 which includes additional details about the acquisitions.

CIG WIRELESS CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED BALANCE SHEETS

As of June 30, 2013

			Pro Forma Adjustments
	CIG				Liberty
	Wireless,				Acquisition
	Corp.	Liberty	STAR		and		Pro Forma
	Historical	Historical	Acquisition		Financing		Combined
ASSETS
Current Assets
Cash and cash equivalents	$1,639,229	$149,122	$(12,529,177	)(Y)	$16,443,736	(A)	$5,702,910
Accounts receivable	12,720	-	-		-		12,720
Accounts receivable due from related parties	63,643	-	-		-		63,643
Prepaid expenses	391,676	79,245	538	(Y)	(2,962	)(B)	468,497
Total current assets	2,107,268	228,367	2,528,639)		16,440,774		6,247,770

Restricted cash	265,008	-	-		-		265,008
Property, equipment and software	24,202,732	17,820,054	8,625,169	(Y)	(2,188,769	)(C)	48,459,186
Intangible assets	-	66,150	4,275,000	(Y)	9,451,518	(D)	13,792,668
Goodwill	-	-	-		3,314,128	(E)	3,314,128
Long-term prepaid rent	349,217	-	-		-		349,217
Deferred rent assets	314,404	143,783	-		(143,783	)(F)	314,404
Deferred financing costs, net	347,242	18,442	-		2,483,755	(G)	2,849,439
Other noncurrent assets	-	1,680	-		(1,680	)(H)	-
Total assets	$27,585,871	$18,278,476	$371,530		$29,355,943		$75,591,820

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable	$1,592,609	$324,014	$25,595	(Y)	$(324,014	)(I)	$1,618,204
Related party accounts payable	64,001	-	-		-		64,001
Deferred revenue	376,099	13,354	45,766	(Y)	-		435,219
Accrued interest	-	5,751,855	-		(5,751,855	)(J)	-
Notes payable	-	6,500,000	-		(6,500,000	)(K)	-
Related party notes payable	550,249	-	-		-		550,249
Total current liabilities	2,582,958	12,589,223	71,361		(12,575,869)		2,667,673

Long-term deferred revenue	432,000	-	-		-		432,000
Deferred rent liabilities	510,831	259,752	-		(259,752	)(L)	510,831
Asset retirement obligations	913,853	404,695	300,169	(Y)	66,122	(M)	1,684,839
Convertible Notes payable to related parties	-	23,056,624	-		(23,056,624	)(N)	-
Convertible notes payable	-	-	-		34,270,700	(O)	34,270,700
Long-term subordinated obligation to related parties	677,416	-	-		-		677,416
Long-term debt	9,305,221	-	-		9,800,000	(P)	19,105,221
Total liabilities	14,422,279	36,310,294	371,530		8,244,577		59,348,680

Stockholders' equity
Member's Capital	-	(18,031,818)	-		18,031,818	(Q)	-
Series B 6% preferred stock	17	-	-		-		17
Series A-2 convertible preferred stock, 95,000,000 authorized,$0.00001 par value; 29,297,652 issued	-	-	-		293	(R)	293
Common stock, $0.00001 par value	219	-	-		87	(S)	306
Additional paid-in capital	13,892,515	-	-		3,079,168	(T)	16,971,683
Accumulated deficit	(10,824,836)	-	-		-		(10,824,836)
Total CIG Wireless, Corp. stockholders' equity	3,067,915	(18,031,818)	-		21,111,366		6,147,463
Non-controlling interest	10,095,677	-	-		-		10,095,677
Total Stockholders' equity	13,163,592	(18,031,818)	-		21,111,366		16,243,140
Total liabilities and stockholders' equity	$27,585,871	$18,278,476	$371,530		$29,355,943		$75,591,820

The accompanying notes are an integral part of these unaudited combined financial statements.

CIG WIRELESS CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2013

	CIG Wireless, Corp.	STAR	Liberty	Pro Forma Adjustments		Pro Forma Combined

Rent revenue	$1,046,119	$314,020	$499,677	$-		$1,859,816
Origination and management fees to related parties	20,175	-	-	-		20,175
Service revenue	11,858	-	-	-		11,858
Total operating revenue	1,078,152	314,020	499,677	-		1,891,849

Operating expenses:
Cost of operations:
Site rental	437,477	120,073	219,600	-		777,150
Other site-related costs	354,005	-	58,940	-		412,945
General and administrative expenses	2,926,315	-	572,961	(191,903	)(U)	3,307,373
Shared services from related parties	135,127	-	-	-		135,127
Depreciation and accretion expense	773,239	194,628	349,400	211,363	(V)	1,528,630
Impairment loss	-	-	4,820,313	-		4,820,313
Total operating expenses	4,626,163	314,701	6,021,214	19,460		10,981,538

Loss from operations	(3,548,011)	(681)	(5,521,537)	(19,460)		(9,089,689)

Other income (expenses):
Interest expense	(600,952)	-	(585,595)	585,595	(W)	(600,952)
Interest expense from related parties	-	-	-	-		-
Loss on extinguishment of long-term subordinated obligations to related parties	-	-	-	-		-
Losses allocated to related party investors	18,494	-	-	-		18,494
Bargain purchase gain	-	-	-	-		-
Total other (loss) income	(582,458)	-	(585,595)	585,595		(582,458)

Net (loss) income	(4,130,469)	(681)	(6,107,132)	566,135		(9,672,147)
Losses attributable to non-controlling interest	912,838	-	-	-		912,838
Net (loss) income attributable to CIG Wireless Corp.	(3,217,631)	(681)	(6,107,132)	566,135		(8,759,309)
Preferred stock dividends	(90,893)	-	-	-		(90,893)
Net (loss) income attributable to common stockholders	$(3,308,524)	$(681)	$(6,107,132)	$566,135		$(8,850,202)

Net loss per share:
Net loss per share attributable to common stockholders, basic and diluted	$(0.16)	$-	$-	$-		$(0.29)
Weighted average common shares outstanding, basic and diluted	21,320,235	-	-	8,715,000	(X)	30,035,235

The accompanying notes are an integral part of these unaudited combined financial statements.

CIG WIRELESS CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

	CIG Wireless Corp	STAR	Liberty	Pro Forma Adjustments		Pro Forma Combined

Rent revenue	$1,825,847	$101,866	$1,019,061	$-		$2,946,774
Origination and management fees to related parties	106,909	-	-	-		106,909
Service revenue	74,790	-	-	-		74,790
Total operating revenue	2,007,546	101,866	1,019,061	-		3,128,473

Operating expense:
Cost of operations:
Site rental	756,253	44,756	453,636	-		1,254,645
Other site-related costs	601,438	-	121,967	-		723,405
General and administrative expenses	8,001,821	-	1,148,767	(386,651	)(U)	8,763,937
Shared services from related parties	548,116	-	-	-		548,116
Depreciation and accretion expense	1,215,759	64,520	706,398	399,714	(V)	2,386,391
Impairment loss			5,079,964	-		5,079,964
Loss on sale of fixed assets	6,758	-		-		6,758
Total operating expenses	11,130,145	109,276	7,510,732	13,063		18,763,216

Loss from operations	(9,122,599)	(7,410)	(6,491,671)	(13,063)		(15,634,743)

Other income (expenses):
Interest expense	(804,284)	-	(1,237,988)	1,237,988	(W)	(804,284)
Interest expense from related parties	(747,124)	-	-	-		(747,124)
Loss on extinguishment of long-term subordinated obligations to related parties	1,680,766	-	-	-		1,680,766
Losses allocated to related party investors	(781,858)	-	-	-		(781,858)
Bargain purchase gain	868,929	-	-	-		868,929
Total other (loss) income	216,429	-	(1,237,988)	1,237,988		216,429

Net (loss) income	(8,906,170)	(7,410)	(7,729,659)	1,224,925		(15,418,314)
Losses attributable to non-controlling interest	1,200,823	-	-	-		1,200,823
Net (loss) income attributable to CIG Wireless Corp.	(7,705,347)	(7,410)	(7,729,659)	1,224,925		(14,217,491)
Preferred stock dividends	(18,149)	-	-	-		(18,149)
Net (loss) income attributable to common stockholders	$(7,723,496)	$(7,410)	$(7,729,659)	$1,224,925		$(14,235,640)

Net loss per share:
Net loss per share attributable to common stockholders, basic and diluted	$(0.38)	$-	$-	$-		$(0.49)
Weighted average common shares outstanding, basic and diluted	20,300,934	-	-	8,715,000	(X)	29,015,934

The accompanying notes are an integral part of these unaudited combined financial statements.

CIG WIRELESS CORP. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

1.	Description of the Transactions

On August 2, 2013, CIG Wireless Corp. (the “Company”) acquired twenty eight (28) communication towers from Southern Tower Antenna Rental, LLC (“STAR”) pursuant to an asset purchase agreement (“APA) entered into on May 17, 2013. The purchase price was $12.6 million which was adjusted to $12.5 million as a result of certain expense and income adjustments in accordance with the APA. The acquisition included an assignment of all underlying ground leases and tenant leases associated with the towers. The assets acquired consist of the towers, the underlying ground leases and tenant leases. The Company did not assume any liabilities that occurred prior to the acquisition date.

On August 2, 2013, CIG Wireless Corp. (the “Company”) acquired 38 fully constructed communications towers and 252 works-in-progress sites from Liberty Towers, LLC (“Liberty”) pursuant to an asset purchase agreement (“APA) entered into on May 3, 2013. The purchase price consists of $25.0 million paid in cash and 8,715,000 shares of the Company’s common stock. The Company assumed post-Closing obligations under contractual agreements pertaining to the Assets, including leases, license agreements and permits.

2.	Basis of Presentation

The unaudited pro forma condensed combined financial statements reflect certain adjustments based on management’s estimates of the fair values of tangible and intangible assets acquired. The Company may make additional adjustments to the fair values, and these valuations could change significantly from those used to determine certain adjustments in the pro forma combined financial statement.

The unaudited pro forma financial statements have been presented based on historical financial information whenever available. The pro forma adjustments for STAR included in the pro forma balance sheet is derived from the statements of assets acquired and liabilities assumed on the basis on preliminary purchase price allocation. The financial information included in the pro forma financial statements for Liberty is derived from historical financial statements.

3.	Pro forma adjustments

Pro forma balance sheet as of June 30, 2013:

A-	Reflect proceeds under Series A-1 preferred stock of $35 million and borrowings under the Company’s credit facility of $9.8 million offset by payments of $25.0 million in cash as partial consideration for the Liberty acquisition.
B-	Reflect adjustments to items that should not be included in the acquired assets of Liberty acquisition (assets not acquired by the Company).
C-	Reflect adjustment to the value of the towers as a result of applying the purchase accounting method. The Company made estimates related to the fair value of long-lived assets of Liberty.
D-	Reflect adjustment to the value of intangible assets based on the Company’s valuation.
E-	Reflect adjustment to goodwill as a result of applying the purchase accounting method for the Liberty acquisition.
F-	Reflect adjustments as a result of applying purchase accounting for the Liberty transaction.
G-	Reflect additional payments of debt issuance costs related to issuance of Series A-1 non-convertible preferred stock and additional borrowings under the credit facility.
H-	Reflect adjustments to certain noncurrent assets which should not be included in the acquired assets of Liberty.
I-	Reflect adjustments to accounts payable that are not part of the assumed liabilities of the Liberty acquisition.
J-	Reflect adjustments to accrued interest which are not part of the assumed liabilities of Liberty acquisition.
K-	Reflect adjustments to notes payable which are not part of the assumed liabilities of Liberty acquisition.
L-	Reflect adjustments as a result of applying purchase accounting for the Liberty transaction.
M-	Reflect adjustments related to the fair value of the asset retirement obligation of Liberty.
N-	Reflect adjustments related to convertible notes payable that Liberty owed to a related party which are not part of the Liberty acquisition.
O-	Reflect proceeds under the series A-1 nonconvertible preferred stock used to fund the STAR and Liberty acquisitions.
P-	Reflect proceeds under the Company’s credit facility to fund the acquisitions.
Q-	Reflect adjustments to Liberty’s member’s capital as a result of applying purchase accounting.
R-	Reflect the par value of the Series A-1 preferred stock issuance used to fund the acquisitions.
S-	Reflect adjustments related to common stock as a result of the issuance of the Company’s common stock to Liberty’s investor as consideration of the purchase price of Liberty.
T-	Reflect adjustments related to common stock as a result of the issuance of the Company’s common stock to Liberty’s investors as consideration of the purchase price of Liberty.

CIG WIRELESS CORP. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Y-	Reflect $12.5 million cash paid for the acquisition of STAR towers and the assets acquired and liabilities assumed recorded at their estimated fair values based upon the preliminary purchase price allocation.

Pro forma Statement of Operations for the Six Months Ended June 30, 2013 and the Year Ended December 31, 2012:

U-	Reflect elimination of certain recurring expenses such as overhead and administrative expenses.
V-	Reflect adjustment to depreciation related to the increase in the fair value of long-lived assets.
W-	Reflects adjustment to interest expense which would not apply as the related notes payable were not assumed by the Company.
X-	Reflect the issuance of 8,715,000 shares to Liberty’s investors as part of the purchase price of Liberty.